          As filed with the Securities and Exchange Commission on March __, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08360
                                                     ---------


                             GUINNESS ATKINSON FUNDS
                             -----------------------
               (Exact name of registrant as specified in charter)


        c/o 2020 E. Financial Way, Suite 100, Glendora, California 91741
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                             James J. Atkinson, Jr.
                        2020 E. Financial Way, Suite 100
                               Glendora, CA 91741
                   -------------------------------------------
                     (Name and address of agent for service)


                                   Copies to:

                           Susan Penry-Williams, Esq.
                      Kramer, Levin, Naftalis & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022


                                 (800) 915-6566
               --------------------------------------------------
               Registrant's telephone number, including area code


Date of fiscal year end: DECEMBER 31, 2003
                         -----------------

Date of reporting period:  DECEMBER 31, 2003
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.

[GRAPHIC]

[GUINNESS ATKINSON FUNDS LOGO]

ANNUAL REPORT

DECEMBER 31, 2003

-  ASIA FOCUS FUND
-  CHINA & HONG KONG FUND
-  GLOBAL INNOVATORS FUND

GUINNESS ATKINSON FUNDS
ANNUAL REPORT

December 31, 2003

TABLE OF CONTENTS

 3   President's Letter to Shareholders
 6   Asia Focus Fund
14   China & Hong Kong Fund
23   Global Innovators Fund
32   Statements of Assets and Liabilities
33   Statements of Operations
34   Statements of Changes in Net Assets
36   Financial Highlights
39   Notes to Financial Statements
48   Report of Independent Certified Public Accountants
49   Change to Independent Accountants
50   Trustee and Officer Information
52   Privacy Notice
53   Guinness Atkinson Funds Information

LETTER TO SHAREHOLDERS

Dear Guinness Atkinson Funds Shareholder,

Thanks! The financial markets in both the US and particularly in Asia were quite favorable in 2003 and despite an event filled year nothing mattered quite as much as the dramatic recovery in these markets. We're delighted with the markets and the performance of our funds for the year and recognize that many of our longer term shareholders have been very patient investors.

FUND PERFORMANCE

2003 was an excellent year for all three of the Guinness Atkinson Funds, with the Asia Focus Fund and the China & Hong Kong Fund each up over 60% and the Global Innovators Fund up over 35% for the year.

Average annualized returns for periods ending December 31, 2003. The 2003 return is for one year and is actual, not an annualized return:

                                                                 FROM
FUND (INCEPTION DATE)            2003     3 YEAR     5 YEAR    INCEPTION
------------------------------------------------------------------------
Asia Focus (April 29, 1996)     63.97%     22.61%      7.33%    -3.33%
------------------------------------------------------------------------
China & Hong Kong
(June 30, 1993)                 65.29%      3.31%     11.27%     5.87%
========================================================================
Global Innovators Fund
(December 15, 1998)             35.97%    -12.75%     -1.39      0.79%
========================================================================

OUTLOOK FOR 2004

It's hard to imagine that 2004 will match the return of 2003 for the three funds. However, we remain bullish on China and Asia believing that this region offers excellent long term potential. As we've stated in the past, this potential comes with a certain level of risk and volatility as the transition from developing market to the world's largest economic region will not be without its setbacks.

We also happen to be believers in the change occurring right here in the U.S. and other developed economies. The phrase New Economy has been unfairly dismissed with the tech/dot com decline. However, it is difficult to deny the changes occurring in the way companies operate and interact with their customers.

The Global Innovators Fund is often mis-characterized as a tech fund or an Internet fund. It is neither. Companies like Disney, Wal-Mart, Citigroup and other blue chip growth stocks populate the holdings of this fund along with tech oriented firms like Microsoft, Nokia and Oracle. The common thread among the holdings in the fund is that they are intelligent USERS of technology, or exhibit uncommon levels of innovation, globalization, or strategic vision. That Wal-Mart, for example, has totally redefined the retail industry through innovation is undeniable. Those who ignore or dismiss the New Economy and its potential to continue to remake modern business do so at their own risk. We believe that those companies that embrace the concepts of the New Economy will maintain a competitive advantage over those that do not.

In this day and age it may seem trite to assert that we are working on behalf of Fund shareholders seeking to enhance their returns and lower fund expenses. Despite that, we feel we should share with you some of what has occurred behind the scenes since we assumed management of these Funds at the end of April 2003. Specifically, we have sought to enhance the investment management of the Funds, lower fund expenses and upgrade the communications for shareholders.

On the investment management side we should acknowledge the contribution of Edmund Harriss and his results in managing the China & Hong Kong and Asia Focus Funds. Yes these markets were up significantly, but Edmund produced a result for each of these funds that far outpaced its respective indices.

Much of our activity during the last eight months of 2003 revolved around reducing fund expenses. We are pleased to report that we made remarkable progress on this front, reducing expenses for all three of the funds over a number of expense categories. This effort was enhanced by the fact that the two Asian funds grew meaningfully over this period which helped further reduce the expense ratios for these funds. The savings achieved for the funds are evident in the 2003 results in the form of lower expense ratios. However, as these cost saving were implemented during the year the effect on the expense ratios for the entire year are somewhat mitigated. Meaning these savings should mean even lower expense ratios in future years.

All three of the Guinness Atkinson Funds finished the year below their expense caps and actual expense ratios were lower than in the previous year. (It should be noted that while the after reimbursement expenses for the Global Innovators Fund rose during the year given the increase in the expense cap as part of the transition from an index to an actively managed fund that the actual expenses declined over the period.)

In closing we wish to end where we started off...saying thanks. We're very pleased that you have confidence in us and the Guinness Atkinson Funds. We will continue to work hard to earn that confidence. We are optimistic about the future and look forward to serving all of our shareholders as we continue to grow.

Sincerely,


/s/ Timothy Guinness                 /s/ James Atkinson

Timothy Guinness                     James Atkinson
Chairman and CIO                     President
Guinness Atkinson                    Guinness Atkinson Funds
Asset Management, LLC

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ASIA FOCUS FUND FOR THE PERIOD ENDED DECEMBER 31, 2003

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                                         SINCE
                    6 MONTHS      1 YEAR                               INCEPTION
                    (ACTUAL)     (ACTUAL)     3 YEARS      5 YEARS     (4/29/96)
--------------------------------------------------------------------------------
Fund                   39.85%       63.97%       22.61%        7.33%       -3.33%
================================================================================
BENCHMARK

MSCI AC Far East
Free Ex Japan          31.71%       44.37%        8.83%        5.71%       -4.38%
--------------------------------------------------------------------------------
S&P 500                15.15%       28.67%       -4.04%       -0.57%        8.86%
================================================================================

Asian markets performed well in 2003 and we are delighted to report the Asia Focus Fund rose over 63% which compares favourably with the fund's benchmark which was up over 44%. We believe the performance of these markets was the result of a belated recognition by investors that the economies in the region had already emerged from the Asian crisis of 1997/8 and had returned to growth. At the end of 2002, following economic recovery and good growth in company profits, Asian markets were trading on the lowest valuations seen for ten years. Thus, 2003 saw that valuation anomaly close.

The best performing markets in the region were China and Thailand. In China, economic growth is now broader than it has ever been. The export manufacturing sector has continued its strong performance but it is the development of the domestic sector, particularly private consumption that has caught attention. It appears years of economic growth driven by capital investment in infrastructure and reform of state industry and administration have brought China to the point where there is sufficient wealth for sustainable growth in savings and investment without the need for government or external support. For the first time, the Chinese consumer is having a material impact and it is this, rather than the prospect of cheap labour, that is drawing in billions of dollars of new investment.

Thailand has been the other standout growth story in Asia. Private consumption constitutes the largest proportion of Gross Domestic Product in Thailand than anywhere else in Asia and over the last two years Thai consumers have been feeling pretty good. As a result of a revitalized domestic economy consumer demand has picked up and real estate prices have moved up. The increase in value of real estate, which constitutes the bulk of loan collateral, has vastly improved the lot of the banking sector. This has allowed banks to free up funds for lending which had previously been set aside to cover earlier bad debt.

A more problematic market in spite of a good performance in the year was Korea. Here the issue was and remains the problems caused by over-expansion of credit card lending in 2001 and 2002. The proportion of customers behind on their credit card payments was 13.5% in October 2003, about three times the rate of the US, and the figure would be higher were it not for refinancing by lenders. LG Card (not held) had to be bailed out and the net profits of Korean banks are expected to have halved in 2003 due to credit card losses. The result has been a significant slowdown in consumer spending and although 2004 is looking better, most observers remain cautious.

2. PORTFOLIO POSITION

At the end of 2003 the bulk of the portfolio's assets were allocated to China, Hong Kong, Thailand, Taiwan and Korea. The main overweight positions were in China and Thailand. In Taiwan, the majority of the holdings were in the technology sector. In Korea, the exposure was divided between technology, steel and defensive sectors such as auto parts. The allocation to China and Hong Kong was similar to that of the China & Hong Kong Fund.

3. OUTLOOK & STRATEGY

Even after the strong stock market performance in 2003 we remain positive on Asian equity markets. At the beginning of the year we estimated that, in aggregate, Asia ex Japan was trading on a price to earnings ratio of 13.7 times 2004 estimated earnings. This valuation is still not expensive by comparison with Asia's market history and is made more attractive by the estimated growth in company profits of 18.5% in 2004. This number is still being revised up.

China still looks attractive based on the structural changes taking place there and though this is tempered by short term risks we believe that the opportunity far outweighs any near-term drawbacks. (This is discussed in the China & Hong Kong Fund letter). Elsewhere, the standout market is Taiwan especially in the technology sector. The market expects the fastest earnings' growth to be found here and given recent upward revisions to company forecasts there is a high level of confidence among companies and analysts.

The fund's strategy remains focused on companies that we believe are generating a sufficient and rising return on investment, offer value and for which expectations for profit growth are rising.

/s/ Edmund Harriss

Edmund Harriss
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absense of fee waivers, total returns would be lower.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap vs. stock market performance. These indices are not available for investment and do not incur expenses.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2003
GUINNESS ATKINSON ASIA FOCUS FUND

of Holdings in Portfolio:              40
Portfolio Turnover:                 114.9%
% of Stocks in Top 10:               42.4%

FUND MANAGERS:

Edmund Harriss;
Timothy W.N. Guinness

TOP 10 HOLDINGS (% OF NET ASSETS)

Samsung Electronics                   9.0%
Denway Motors Ltd                     4.3%
Yanzhou Coal Mining Co. Ltd           4.0%
Hyundai Mobis                         4.0%
Taiwan Semiconductor
 Manufacturing Co Ltd                 3.8%
Techtronic Industries Co.             3.8%
Compal Electronics-Reg S GDS          3.7%
Kasikornbank PCL                      3.4%
Posco                                 3.2%
Huaneng Power
 International, Inc                   3.2%

TOP 5 SECTORS (% OF NET ASSETS)

Electronics                          12.8%
Computers                             6.1%
Oil & Gas                             5.8%
Steel-Producers                       5.5%
Auto-Cars/Light Trucks                4.3%

TOP 5 COUNTRIES (% OF NET ASSETS)

Hong Kong                            23.2%
Taiwan                               18.3%
South Korea                          17.2%
China                                16.8%
Thailand                             13.1%

[CHART]

Growth of $10,000

                  ASIA FOCUS FUND    MSCI AC FAR EAST FREE EX-JAPAN INDEX
     4/29/96            $  10,000                               $  10,000
     6/30/96            $  10,461                               $   9,674
     9/30/96            $  10,397                               $   9,490
    12/31/96            $  11,308                               $   9,747
     3/31/97            $  12,046                               $   9,338
     6/30/97            $  13,406                               $   9,765
     9/30/97            $  12,503                               $   7,910
    12/31/97            $   7,892                               $   5,324
     3/31/98            $   7,684                               $   5,813
     6/30/98            $   5,005                               $   3,901
     9/30/98            $   4,530                               $   3,526
    12/31/98            $   5,415                               $   4,933
     3/31/99            $   4,916                               $   5,179
     6/30/99            $   6,911                               $   7,108
     9/30/99            $   6,517                               $   6,369
    12/31/99            $   7,712                               $   7,849
     3/31/2000          $   8,069                               $   7,584
     6/30/2000          $   6,358                               $   6,674
     9/30/2000          $   5,506                               $   5,603
    12/31/2000          $   4,184                               $   4,885
     3/31/2001          $   4,566                               $   4,691
     6/30/2001          $   4,753                               $   4,546
     9/30/2001          $   3,658                               $   3,605
    12/31/2001          $   5,012                               $   4,681
     3/31/2002          $   5,823                               $   5,220
     6/30/2002          $   5,466                               $   4,877
     9/30/2002          $   4,704                               $   4,053
    12/31/2002          $   4,704                               $   4,167
     3/31/2003          $   4,501                               $   3,819
     6/30/2003          $   5,515                               $   4,497
     9/30/2003          $   6,407                               $   5,225
    12/31/2003          $   7,713                               $   5,856

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2003

      ONE YEAR            FIVE YEARS          SINCE INCEPTION (4/29/96)
      --------            ----------          -------------------------
       63.97%                7.33%                     (3.33%)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

SCHEDULE OF INVESTMENTS BY COUNTRY AT DECEMBER 31, 2003

GUINNESS ATKINSON ASIA FOCUS FUND

 SHARES         COMMON STOCKS: 97.5%                                  VALUE
CHINA: 16.8%
      578,000   Anhui Conch Cement Co., Ltd.                      $      744,548
    1,894,000   China Telecom                                            780,719
      658,000   Huaneng Power International, Inc.                      1,140,021
    1,886,000   PetroChina Co., Ltd.                                   1,081,102
    1,942,000   Sinopec Shanghai Petrochemical                           863,044
    1,432,000   Yanzhou Coal Mining Co., Ltd.                          1,448,030
                                                                  --------------
                                                                       6,057,464
                                                                  --------------
HONG KONG: 23.2%
    1,050,000   Chen Hsong Holdings, Ltd.                                825,057
      512,000   CNOOC, Ltd.                                            1,002,486
    1,446,000   Denway Motors, Ltd.                                    1,536,693
      317,840   Esprit Holdings, Ltd.                                  1,058,361
    1,680,000   Giant Wireless Technology                                405,546
       30,400   HSBC Holdings Plc                                        479,705
    1,792,000   Skyworth Digital Holdings, Ltd                           450,129
      534,000   Suface Mount Technology                                  339,557
      490,000   Techtronic Industries Co.                              1,360,217
      496,931   Victory City International Holdings, Ltd                 217,640
      256,000   Yue Yuen Industrial Holdings                             704,049
                                                                  --------------
                                                                       8,379,440
                                                                  --------------
MALAYSIA: 3.0%
       46,000   British American Tobacco (Malaysia) Berhad               526,579
      280,000   IOI Corp. Berhad                                         567,368
                                                                  --------------
                                                                       1,093,947
                                                                  --------------
SINGAPORE: 5.9%
      158,368   Cycle & Carriage, Ltd.                                   540,807
    1,054,000   Goodpack, Ltd.                                           505,761
      517,000   Neptune Orient Lines, Ltd.*                              657,493
       36,000   Venture Manufacturing, Ltd.                              423,916
                                                                  --------------
                                                                       2,127,977
                                                                  --------------

                 See accompanying Notes to Financial Statements.

 SHARES         COMMON STOCKS: 97.5% CONTINUED                        VALUE

SOUTH KOREA: 17.2%
       26,500   Hyundai Mobis*                                    $    1,424,265
       23,420   Korea Tobacco & Ginseng Corp.                            406,485
        8,500   POSCO                                                  1,161,699
        8,560   Samsung Electronics                                    3,236,960
                                                                  --------------
                                                                       6,229,409
                                                                  --------------
TAIWAN: 18.3%
      594,510   Acer, Inc.                                               884,583
      293,000   Benq Corp.                                               353,948
    1,008,325   China Steel Corp.                                        837,795
      191,670   Compal Electronics-Reg S GDS                           1,329,251
      187,000   HON HAI Precision Industry                               735,548
      117,700   MediaTek, Inc.                                         1,106,255
      735,400   Taiwan Semiconductor Manufacturing Co., Ltd.*          1,375,896
                                                                  --------------
                                                                       6,623,276
                                                                  --------------
THAILAND: 13.1%
      417,000   Advanced Info Service Public Co., Ltd.                   889,811
      242,000   Electricity Generating Public Co., Ltd.                  586,667
       94,000   PTT Exploration & Production Public Co., Ltd.            636,162
      158,000   Siam Cement Co., Ltd                                   1,101,212
      689,700   Kasikornbank PCL*                                      1,219,167
      383,000   Tisco Finance PCL*                                       316,749
                                                                  --------------
                                                                       4,749,768
                                                                  --------------
                TOTAL COMMON STOCKS
                (cost $25,606,286)                                    35,261,281
                                                                  --------------
                TOTAL INVESTMENTS IN SECURITIES
                (cost $25,606,286): 97.5%                             35,261,281
                Other Assets less Liabilities: 2.5%                      899,671
                                                                  --------------
                NET ASSETS: 100.0%                                $   36,160,952
                                                                  ==============

* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT DECEMBER 31, 2003
ASIA FOCUS FUND

INDUSTRY                                       % OF NET ASSETS
    Electric Products-Miscellaneous                      9.0%
    Computers                                            6.1
    Steel - Producers                                    5.5
    Building Product-Cement                              5.1
    Electric - Generation                                4.8
    Oil Company-Exploration & Production                 4.5
    Distribution/Wholesale                               4.4
    Auto-Cars/Light Trucks                               4.2
    Coal                                                 4.0
    Auto/Truck Parts & Equipment                         3.9
    Semiconductor Component-Integrated Circuit           3.8
    Machinery Tools & Related Products                   3.8
    Commercial Banks - Non US                            3.4
    Electronic Component-Semiconductor                   3.1
    Computers-Peripheral Equipment                       3.0
    Oil Company-Integrated                               3.0
    Tobacco                                              2.6
    Cellular Telecom                                     2.5
    Petrochemicals                                       2.4
    Machinery-General Industry                           2.3
    Telecom Services                                     2.2
    Electronic Component-Miscellaneous                   2.1
    Athletic Footwear                                    1.9
    Transport-Marine                                     1.8
    Agricultural Operations                              1.6
    Transport-Equipment & Leasing                        1.4
    Money Center Banks                                   1.3
    Audio/Video Products                                 1.2
    Wireless Equipment                                   1.1
    Diversified Financial Services                       0.9
    Textile-Products                                     0.6
                                                    --------
    TOTAL INVESTMENTS IN SECURITIES                     97.5
    Other Assets less Liabilities                        2.5
                                                    --------
    Net Assets                                         100.0%
                                                    ========

                 See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND FOR THE PERIOD ENDED DECEMBER 31, 2003

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                                        SINCE
                   6 MONTHS      1 YEAR                                INCEPTION
                   (ACTUAL)     (ACTUAL)      3 YEARS      5 YEARS     (6/30/94)
--------------------------------------------------------------------------------
Fund                   41.02%       65.29%        3.31%       11.27%        5.87%
================================================================================
BENCHMARK INDEX:

Hang Seng
Composite              38.76%       50.59%         N/A          N/A          N/A
--------------------------------------------------------------------------------
Hang Seng              34.31%       41.84%      -2.43%         7.86%        7.20%
--------------------------------------------------------------------------------
S&P 500                15.15%       28.67%      -4.04%        -0.57%       12.07%
================================================================================

The past twelve months has seen renewed investor focus on Asia stocks generally, on China in particular. We are delighted to be able to report that the China & Hong Kong Fund took full advantage, rising over 65% which compares favourably with the benchmark's rise of just under 51%.

In 2003 it has been the China-related stocks, rather than the big Hong Kong blue chips, that have generated the best performance. In particular H shares (companies incorporated in Mainland China and listed in Hong Kong) had a very strong year. These companies have seen their valuation ratings improve as China's economic growth has broadened from capital and infrastructure spending to include consumer and consumer related activities. The result of this broadening of activity has been improved corporate profit growth. Management efficiency has also improved, and as market expectations have been met or exceeded over the last few years, confidence in these companies has grown and the rally in 2003 has been the reward.

The increased involvement of the consumer in China's economic growth is a key change in the transition from a command economy to one that is market led. This structural change should underpin China's growth for the next 15-20 years. In 2003 the effects were felt in the automobile, electronic goods, real estate and transport sectors as well as in related areas such as cement, petrochemical, power and steel. In Hong Kong, consumers have been subdued after five years of property price falls and price deflation although in recent months the mood has turned brighter as the growth in the mainland begins to feed through. Notably, the biggest spenders in Hong Kong these days are the tourists from Mainland China.

2. PORTFOLIO POSITION

The portfolio at the end of 2003 was split 69% China, 28% Hong Kong and 3% cash reflecting the overall preference for China over Hong Kong. The broad-based nature of China's economic performance meant that both domestic and export sectors were well represented. Consumer related stocks included automobile manufacturers, textile and apparel producers and retailers. Industrial companies included basic materials such as cement and petrochemicals for domestic use as well as electrical goods manufacturers for export. There were also positions in resources such as oil and coal, in power generation and distribution and in services such as telecommunications and transportation. Hong Kong's contribution to the mix was predominantly in banking, conglomerates (incorporating ports, real estate and telecommunications) and utilities.

3. OUTLOOK & STRATEGY

We are very bullish on the long term outlook for China given the structural changes that are now taking place. The growth that China has generated over the past 20 years has now brought the economy to a level where self-reinforcing savings and investment cycles can be sustained. In other words, China's economy is now big enough to stand on its feet and be driven by its own momentum without being wholly dependent on government or external stimuli. It appears the debate over whether or not China can transform to a market economy without collapsing is over; the question now is one of how fast.

In the coming year there are of course risks and opportunities. The growth in 2003 has meant excesses have started to creep in. Money supply has been growing at over 20% and investment in certain sectors, such as autos, petrochemicals and steel, is estimated to be up 15%, none of which can be sustained indefinitely. On the positive side, inflation is still low and there are no signs of a "blow-out", and it still looks as though a slow down in some of the hotter sectors can be engineered without causing economy-wide disruption. This more sanguine view is based upon the strength of demand coming from consumers who are steadily growing in number as well as in spending power.

The forces for good in China's economic development far outweigh short term excess in certain sectors. The Fund remains exposed across a broad range of sectors and we remain committed to those companies we believe are able to demonstrate sustainable and improving returns on an investment that also offers value.

/s/ Edmund Harriss

Edmund Harriss
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absense of fee waivers, total returns would be lower.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market capitalization accounts for about 70% of the total market capitalization of the Stock Exchange of Hong Kong Limited. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. stock market performance. These indices are not available for investment and do not incur expenses.

The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2003
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:     49
Portfolio Turnover:           28.6%
% of Stocks in Top 10:        45.9%
----------------------------------

FUND MANAGERS:

Edmund Harriss;
Timothy W.N. Guinness

TOP 10 HOLDINGS (% OF NET ASSETS)

HSBC Holdings Plc                     7.3%
China Mobile (Hong Kong) Ltd          5.6%
Denway Motors Ltd                     5.3%
Techtronic Industries Co.             5.2%
CNOOC Ltd                             4.6%
Esprit Holdings Ltd                   4.3%
Petrochina Co. Ltd                    4.1%
CLP Holdings Ltd                      3.6%
Huaneng Power
 International, Inc.                  3.0%
Yue Yuen Industrial Holdings          2.9%

TOP 5 SECTORS (% OF NET ASSETS)

Oil & Gas                             8.7%
Foreign Banks                         7.3%
Telecommunications                    6.7%
Electric Products                     6.3%
Auto-Cars/Light Trucks                5.3%

TOP 5 COUNTRIES (% OF NET ASSETS)

Hong Kong                            65.9%
China                                22.2%
Britain                               7.3%
United States                         1.5%

CHINA & HONG KONG

[CHART]

Growth of $10,000

                  CHINA & HONG KONG FUND    HANG SENG COMPOSITE INDEX
6/30/94                    $ 10,000                 $ 10,000
9/30/94                    $ 10,616                 $ 10,875
12/30/94                   $  9,226                 $  9,348
3/31/95                    $  9,274                 $  9,802
6/30/95                    $ 10,040                 $ 10,504
9/30/95                    $ 10,680                 $ 11,011
12/31/95                   $ 11,112                 $ 11,498
3/31/96                    $ 12,066                 $ 12,503
6/30/96                    $ 12,254                 $ 12,566
9/30/96                    $ 13,054                 $ 13,585
12/31/96                   $ 14,933                 $ 15,349
3/31/97                    $ 13,828                 $ 14,277
6/30/97                    $ 17,080                 $ 17,310
9/30/97                    $ 16,595                 $ 17,165
12/31/97                   $ 11,896                 $ 12,214
3/31/98                    $ 11,803                 $ 13,120
6/30/98                    $  8,634                 $  9,731
9/30/98                    $  7,990                 $  8,979
12/31/98                   $ 10,079                 $ 11,449
3/31/99                    $ 10,603                 $ 12,461
6/30/99                    $ 13,111                 $ 15,394
9/30/99                    $ 12,680                 $ 14,467
12/31/99                   $ 16,759                 $ 19,268
3/31/2000                  $ 17,510                 $ 19,617
6/30/2000                  $ 16,417                 $ 17,954
9/30/2000                  $ 16,038                 $ 17,479
12/31/2000                 $ 15,591                 $ 16,587
3/31/2001                  $ 13,294                 $ 14,227
6/30/2001                  $ 13,759                 $ 14,931
9/30/2001                  $ 10,235                 $ 11,389
12/31/2001                 $ 11,934                 $ 13,066
3/31/2002                  $ 12,149                 $ 12,869
6/30/2002                  $ 11,863                 $ 12,529
9/30/2002                  $ 10,185                 $ 10,629
12/31/2002                 $ 10,400                 $ 10,968
3/31/2003                  $ 10,282                 $ 10,350
6/30/2003                  $ 12,195                 $ 11,586
9/30/2003                  $ 14,436                 $ 13,866
12/31/2003                 $ 17,198                 $ 15,808

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2003

        ONE YEAR              FIVE YEARS          SINCE INCEPTION (6/30/94)
        --------              ----------          -------------------------
         65.29%                 11.27%                      5.87%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The index referenced in this chart is not available for investment and does not incur expenses.

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT DECEMBER 31, 2003

GUINNESS ATKINSON CHINA & HONG KONG FUND

 SHARES         COMMON STOCKS: 96.9%                                  VALUE
AIRLINES: 0.2%
      560,000   China Southern Airlines Co., Ltd.*                $      239,853
                                                                  --------------
APPAREL/FOOTWEAR: 2.9%
    1,228,000   Yue Yuen Industrial Holdings                           3,377,233
                                                                  --------------
APPLICATION SOFTWARE: 0.4%
      380,000   Travelsky Technology, Ltd                                408,729
                                                                  --------------
AUDIO/VIDEO PRODUCTS: 1.8%
    8,400,000   Skyworth Digital Holdings, Ltd                         2,109,982
                                                                  --------------
AUTO - CARS/LIGHT TRUCKS: 5.3%
    5,840,000   Denway Motors, Ltd.                                    6,206,284
                                                                  --------------
AUTO MANUFACTURERS: 1.4%
    2,900,000   Brilliance China Automotive                            1,596,978
                                                                  --------------
CEMENT: 1.8%
    1,596,000   Anhui Conch Cement Co., Ltd.                           2,055,880
                                                                  --------------
CLOTHING STORES: 4.3%
    1,517,071   Esprit Holdings, Ltd.                                  5,051,627
                                                                  --------------
COMMERCIAL BANKS: 3.7%
      253,850   Dah Sing Financial Holdings                            1,888,400
      105,000   Ind & Commbank of China, Ltd                             145,399
      379,400   Wing Hang Bank, Ltd.                                   2,257,897
                                                                  --------------
                                                                       4,291,696
                                                                  --------------
COMMERCIAL SERVICES: 2.7%
    2,329,000   Cosco Pacific, Ltd.                                    3,105,093
                                                                  --------------
COMPUTERS - OTHER: 0.8%
    7,500,000   Group Sense International, Ltd.                          975,770
                                                                  --------------

                 See accompanying Notes to Financial Statements.

 SHARES         COMMON STOCKS: 96.9% CONTINUED                        VALUE
CONGLOMERATE & DIVERSIFIED OPERATIONS: 1.5%
    1,288,000   China Merchants Holdings International Co., Ltd.  $    1,700,609
                                                                  --------------
ELECTRIC: 6.6%
      886,000   CLP Holdings, Ltd.                                     4,222,798
    1,985,000   Huaneng Power International, Inc.                      3,439,122
                                                                  --------------
                                                                       7,661,920
                                                                  --------------
ELECTRIC PRODUCTS: 6.3%
    1,019,000   Johnson Electric Holdings                              1,299,494
    2,182,000   Techtronic Industries Co.                              6,057,129
                                                                  --------------
                                                                       7,356,623
                                                                  --------------
ELECTRONIC COMPONENTS AND SEMICONDUCTORS: 1.4%
    2,502,000   Suface Mount Technology Holdings, Ltd.                 1,590,957
                                                                  --------------
ENERGY SOURCES: 2.8%
    3,222,000   Yanzhou Coal Mining Co., Ltd.                          3,258,067
                                                                  --------------
FOREIGN BANKS: 7.3%
      537,710   HSBC Holdings Plc                                      8,484,945
                                                                  --------------
HOLDING COMPANIES - DIVERSIFIED: 5.2%
      453,000   Hutchison Whampoa                                      3,340,708
      412,000   Shanghai Industrial Holdings, Ltd.                       942,021
      280,500   Swire Pacific, Ltd. - Class A                          1,730,746
                                                                  --------------
                                                                       6,013,475
                                                                  --------------
MACHINERY - GENERAL: 2.6%
    3,862,000   Chen Hsong Holdings, Ltd.                              3,034,638
                                                                  --------------
MEDIA: 0.0%
       57,900   i-CABLE Communications, Ltd.                              14,842
                                                                  --------------
MEDICAL - DRUGS: 0.1%
    1,240,000   Far East Pharmaceutical Technology                       151,744
                                                                  --------------
OIL & GAS: 8.6%
    2,731,000   CNOOC, Ltd.                                            5,347,245
    8,256,000   PetroChina Co., Ltd.                                   4,732,542
                                                                  --------------
                                                                      10,079,787
                                                                  --------------

                 See accompanying Notes to Financial Statements.

 SHARES         COMMON STOCKS: 96.9% CONTINUED                        VALUE
OIL REFINING: 2.5%
    3,326,000   Sinopec Zhenhai Refining & Chemical
                Company, Ltd.                                     $    2,913,372
                                                                  --------------
PETROCHEMICALS: 3.0%
    3,570,000   China Petroleum & Chemical Corp.                       1,598,041
    4,204,000   Sinopec Shanghai Petrochemical                         1,868,300
                                                                  --------------
                                                                       3,466,341
                                                                  --------------
REAL ESTATE OPERATORS & LESSORS: 4.8%
      338,000   Cheung Kong                                            2,688,552
      433,000   Cheung Kong Infrastructure                               970,514
       20,000   Hopewell Highway Infrastructure                            3,890
      200,000   Hopewell Holdings                                        307,867
      579,000   Wharf Holdings, Ltd.                                   1,603,548
                                                                  --------------
                                                                       5,574,371
                                                                  --------------
RETAIL: 0.2%
      820,000   Glorious Sun Enterprises, Ltd.                           287,836
                                                                  --------------
TELECOMMUNICATION SERVICES: 2.2%
    6,200,000   China Telecom Corp., Ltd.                              2,555,680
                                                                  --------------
TELECOMMUNICATIONS: 7.1%
    2,135,000   China Mobile (Hong Kong), Ltd.                         6,559,203
       47,300   Utstarcom, Inc.*                                       1,764,763
                                                                  --------------
                                                                       8,323,966
                                                                  --------------
TEXTILE - HOME FURNISHINGS: 0.2%
      350,000   Global Bio-Chem Technology
                Group Co., Ltd.                                          216,408
                                                                  --------------
TEXTILES: 4.8%
    3,186,000   Fountain SET Holdings                                  2,175,136
    2,490,000   Texwinca Holdings, Ltd.                                1,812,227
    3,699,172   Victory City International Holdings, Ltd               1,620,124
                                                                  --------------
                                                                       5,607,487
                                                                  --------------
TRANSPORTATION - MARINE: 1.2%
    1,876,000   China Shipping Development Co., Ltd.                   1,389,522
                                                                  --------------

                 See accompanying Notes to Financial Statements.

 SHARES         COMMON STOCKS: 96.9% CONTINUED                        VALUE
UTILITIES - ELECTRICAL AND GAS: 2.2%
    2,000,000   Beijing Datang Power Gen. Co., Ltd.               $    1,429,841
      299,000   Hong Kong Electric Holdings                            1,182,427
                                                                  --------------
                                                                       2,612,268
                                                                  --------------
WIRELESS EQUIPMENT: 1.0%
    5,072,000   Giant Wireless Technology                              1,224,363
                                                                  --------------
                TOTAL COMMON STOCKS
                (cost $76,708,618)                                   112,938,346
                                                                  --------------
                TOTAL INVESTMENTS IN SECURITIES
                (cost $76,708,618): 96.9%                            112,938,346
                Other Assets less Liabilities: 3.1%                    3,602,287
                                                                  --------------
                NET ASSETS: 100.0%                                $  116,540,633
                                                                  ==============

* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND FOR THE PERIOD ENDED DECEMBER 31, 2003

1. PERFORMANCE

AVERAGE ANNUALIZED TOTAL RETURNS

                                                               SINCE
                             1 YEAR                          INCEPTION
                            (ACTUAL)    3 YEARS   5 YEARS    (12/15/98)
-----------------------------------------------------------------------
Fund                         35.97%     -12.75%    -1.39%      0.79%
=======================================================================
BENCHMARK INDICES

S&P 500                      28.67%      -4.04%    -0.57%      0.55%
-----------------------------------------------------------------------
NASDAQ                       50.77%      -6.35%    -1.45%      0.26%
=======================================================================

The fund's 35.97% one year performance meant it recovered strongly in 2003. This performance was 7.3% ahead of the broad market as measured by the S&P 500 Index. It is now in positive territory over the 5 years and 2 weeks since its December 15, 1998 launch date. In relative terms, it is ahead of the S&P 500 Index by 0.24% and of the NASDAQ by 0.53%.

                                                 2003        2002         2001         2000           1999
-----------------------------------------------------------------------------------------------------------
Fund                                            35.97%      -31.13%      -29.05%      -16.78%        68.68%
===========================================================================================================

BENCHMARK INDICES

S&P 500                                         28.67%      -22.09%      -11.88%       -9.10%        21.04%
-----------------------------------------------------------------------------------------------------------
Fund                                            above        below        below        below         above
-----------------------------------------------------------------------------------------------------------
NASDAQ                                          50.77%      -31.23%       -20.8%      -39.18%        86.12%
-----------------------------------------------------------------------------------------------------------
Fund                                            below        above        below        above         below
===========================================================================================================

If discrete calendar periods over the last 5 years are considered it can be seen that in up years for the market the fund has typically out performed the S&P 500 but in down years it has underperformed. Equally it has out performed the NASDAQ in down years (except 2001) and under performed in up years.

This should come as no surprise to investors given the way the fund is constructed which is discussed below.

2. PORTFOLIO CONSTRUCTION

As investors will be aware the raison d'etre of the fund is to seek to capture the value added capable of being created by companies around the world that are at the forefront of their industries in their adoption of innovation, their preparedness to embrace the communications revolution or technological advances and/or to exploit the opportunities these throw up globally.

For the first 4.5 years of its life it sought to do this by tracking the Wired Index, an index of such companies constructed by Wired magazine. Since end April 2003 it has been seeking to do this on an actively managed basis. Investors may be aware that the Wired index is no longer maintained by Wired as an investable index.

As stated at the time, it was not the intent with active management to depart radically from the type of company previously owned nor to immediately completely restructure the portfolio. Rather, using the companies that had been surfaced by Wired magazine as encapsulating these characteristics as a starting point and a universe to select from, the principal actions of your manager have been to realise holdings that seemed overvalued in stock market terms and slim down the portfolio towards its 30 "best picks".

The sector allocation at the beginning and end of the year was as follows:

SECTOR                                          31 DEC 2003   31 DEC 2002
-------------------------------------------------------------------------
Telecommunications                        +         17.8          15.3
I T Hardware                              +         15.9          11.8
Financial                                 =         13.3          13.2
I T Software                              =         13.3          13.6
Media/Entertainment                       =         12.3          12.5
Services                                  -          7.8          11.0
Healthcare                                =          4.9           4.3
Consumer                                  =          3.7           2.9
Retail                                    =          3.5           3.9
I T Internet                              --         3.5           9.2
Basic Materials                           =          2.9           2.5
                                                    98.9         100.2

Note: = means change less than 1%;  or ++ means change over 5%

The principal change has been a reduction in exposure to the IT Internet sector. Here disposals were made of eBay and Yahoo on grounds that they had recovered in value very considerably and were judged by your manager to have become over valued. Other sales were Ryanair , Schlumberger and Reuters.

No new stocks were purchased.

The portfolio now has 35 holdings down, from 40 at the start of the period.

3. OUTLOOK & STRATEGY

The fund had a Price to Earnings Ratio ("PER") in 2003 of 28.1X and a PER of 24.2X in 2004, in both cases based on Bloomberg consensus estimates. This compares with the S&P 500 index (1112 at year end) on a 2003 PER of 20.5X and a 2004 PER of 18.5X. These imply that the stocks in the fund are standing, in the aggregate, on a premium of some 30% to the broad market.

Whilst this is not a cause for undue concern as the companies in the fund should be capable of higher growth than the broad market, nonetheless it is the intention to slowly reposition the portfolio towards better "value". Here we are looking at valuation on both traditional metrics and via a disciplined methodology deriving relative value from the long run cash generating characteristics of the companies held.

In addition, the intention is to complete the process of slimming down the fund to about 30 stocks. At the same time we will be scrutinising particularly carefully any very large capitalisation stocks where there are inherent limits to future growth simply by reference to their size. It is an objective to focus increasingly on companies that are mid or large small cap in size where they are still at a stage in their life cycle where we believe very sizeable growth is a possibility. On the other hand given our growth at a reasonable value philosophy these companies will only be held where their valuations are not too demanding. As investors can hopefully gather from this discussion the paramount objective is to make money for our investors. We will seek to do this by owning great and innovative companies that are reasonably valued. We believe that the market turmoil of the last 4 years makes that a feasible proposition provided we approach the companies that are our targets with great self discipline.

/s/ Tim Guinness
Tim Guinness
Portfolio Manager

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect fee waivers in effect and in the absense of fee waivers, total returns would be lower.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are not available for investment and do not incur expenses.

There are specific risks inherent in investing in the technology area, particularly with respect to smaller capitalized companies and the higher volatility of technology stocks. The Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT DECEMBER 31, 2003
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:    35
Portfolio Turnover:           0.1%
% of Stocks in Top 10:       46.0%

FUND MANAGERS:

Timothy W.N. Guinness;
Edmund Harriss

TOP 10 HOLDINGS (% OF NET ASSETS)

Cisco Systems, Inc            6.1%
Vodafone Group Plc            5.7%
EMC Corp/Massachusetts        5.2%
Oracle Corp.                  4.8%
Dell, Inc.                    4.8%
Citigroup, Inc.               4.1%
Microsoft Corp.               3.9%
Nokia Corp.                   3.9%
First Data Corp.              3.8%
DaimlerChrysler AG            3.7%

TOP 5 SECTORS (% OF NET ASSETS)

Prepackaged Software          9.5%
Semiconductors and
  Related Devices             7.5%
Network Equipment             6.1%
Radiotelephone
  Communications              5.7%
Computer Storage Devices      5.2%

TOP 5 COUNTRIES (% OF NET ASSETS)

United States                68.0%
United Kingdom               11.4%
Finland                       3.9%
Germany                       3.7%
Australia                     3.5%

[CHART]

Growth of $10,000

                GLOBAL INNOVATORS FUND  S&P 500 INDEX   NASDAQ COMPOSITE INDEX
12/15/98               $  10,000          $  10,000           $  10,000
12/31/98               $  11,160          $  10,584           $  10,912
3/31/99                $  13,408          $  11,111           $  12,249
6/30/99                $  14,016          $  11,894           $  13,367
9/30/99                $  13,440          $  11,152           $  13,666
12/31/99               $  18,824          $  12,812           $  20,251
3/31/2000              $  21,367          $  13,105           $  22,756
6/30/2000              $  20,089          $  12,756           $  19,736
9/30/2000              $  19,473          $  12,633           $  18,278
12/31/2000             $  15,666          $  11,645           $  12,294
3/31/2001              $  12,555          $  10,264           $   9,158
6/30/2001              $  13,066          $  10,864           $  10,755
9/30/2001              $   9,188          $   9,269           $   7,458
12/31/2001             $  11,114          $  10,260           $   9,705
3/31/2002              $  10,501          $  10,288           $   9,182
6/30/2002              $   8,344          $   8,909           $   7,281
9/30/2002              $   6,605          $   7,370           $   5,832
12/31/2002             $   7,654          $   7,992           $   6,645
3/31/2003              $   7,432          $   7,740           $   6,673
6/30/2003              $   8,966          $   8,931           $   8,075
9/30/2003              $   9,393          $   9,168           $   8,891
12/31/2003             $  10,407          $  10,285           $   9,968

                           AVERAGE ANNUAL TOTAL RETURN
                         PERIODS ENDED DECEMBER 31, 2003

        ONE YEAR            FIVE YEARS         SINCE INCEPTION (12/15/98)
        --------            ----------         --------------------------
         35.97%               -1.39%                     0.79%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT DECEMBER 31, 2003

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

 SHARES         COMMON STOCKS: 99.1%                                  VALUE
ADVERTISING AGENCIES: 2.1%
       21,370   WPP Group Plc                                     $    1,050,335
                                                                  --------------
AGRICULTURAL CHEMICALS: 1.4%
       23,700   Monsanto Co.                                             682,086
                                                                  --------------
AIR COURIER SERVICES: 3.7%
       27,374   FedEx Corp.                                            1,847,745
                                                                  --------------
COMMERCIAL BANKS, N.E.C.: 4.1%
       42,400   Citigroup, Inc.                                        2,058,096
                                                                  --------------
COMMERCIAL PHYSICAL RESEARCH: 0.4%
        5,578   Affymetrix, Inc.*                                        137,275
        7,890   INCYTE Pharmaceuticals, Inc.*                             53,968
                                                                  --------------
                                                                         191,243
                                                                  --------------
COMMUNICATIONS EQUIPMENT: 3.9%
      113,242   Nokia Corp.                                            1,925,114
                                                                  --------------
COMPUTER INTEGRATED SYSTEMS DESIGN: 2.0%
      223,090   Sun Microsystems, Inc.*                                1,001,674
                                                                  --------------
COMPUTER STORAGE DEVICES: 5.2%
      200,566   Emc Corp./Mass*                                        2,591,313
                                                                  --------------
DATA PROCESSING AND PREPARATION: 3.8%
       46,264   First Data Corp.                                       1,900,988
                                                                  --------------
DEPARTMENT STORES: 3.5%
       32,880   Wal-Mart Stores, Inc.                                  1,744,284
                                                                  --------------
ELECTRONIC COMPUTERS: 4.8%
       70,000   Dell Computer Corp.*                                   2,377,200
                                                                  --------------

                 See accompanying Notes to Financial Statements.

 SHARES         COMMON STOCKS: 99.1% CONTINUED                        VALUE
FIRE, MARINE, AND CASUALTY INSURANCE: 3.5%
       26,495   American International Group, Inc.                $    1,756,089
                                                                  --------------
MOTION PICTURE & VIDEO PRODUCTION: 3.7%
       79,005   Walt Disney Co.                                        1,843,187
                                                                  --------------
MOTOR VEHICLES AND CAR BODIES: 3.7%
       40,225   DaimlerChrysler AG                                     1,859,199
                                                                  --------------
MULTIMEDIA: 3.5%
       95,944   Time Warner, Inc.*                                     1,726,033
                                                                  --------------
NATIONAL COMMERCIAL BANKS: 3.1%
       29,974   State Street Corp.                                     1,561,046
                                                                  --------------
NETWORK EQUIPMENT: 6.1%
      125,550   Cisco Systems, Inc.*                                   3,049,609
                                                                  --------------
NEWSPAPERS: 3.5%
       48,042   News Corp., Ltd. ADR                                   1,734,316
                                                                  --------------
PASSENGER TRANSPORTATION ARRANGEMENT, N.E.C.: 0.6%
       12,890   Sabre Holdings Corp.                                     278,295
                                                                  --------------
PHARMACEUTICAL PREPARATIONS: 1.0%
       25,720   Millennium Pharmaceuticals, Inc.*                        480,192
                                                                  --------------
PHARMACEUTICALS: 3.6%
       38,296   GlaxoSmithKline Plc                                    1,785,360
                                                                  --------------
PREPACKAGED SOFTWARE: 9.5%
       22,300   Check Point Software Technologies, Ltd.*                 375,086
       70,428   Microsoft Corp.                                        1,939,587
      182,730   Oracle Corp.*                                          2,412,036
                                                                  --------------
                                                                       4,726,709
                                                                  --------------
PRINTED CIRCUIT BOARDS: 1.4%
       46,980   Flextronics International, Ltd*                          697,183
                                                                  --------------
RADIO & TV COMMUNICATIONS EQUIPMENT: 2.4%
       34,008   Sony Corp.                                             1,179,057
                                                                  --------------
RADIOTELEPHONE COMMUNICATIONS: 5.7%
      113,648   Vodafone Group Plc.                                    2,845,746
                                                                  --------------

3tion>
 SHARES         COMMON STOCKS: 99.1% CONTINUED                        VALUE
READY-MIXED CONCRETE: 1.5%
       28,523   Cemex SA de CV                                    $      747,303
                                                                  --------------
SECURITY BROKERS AND DEALERS: 2.6%
      107,475   Charles Schwab & Co., Inc.                             1,272,504
                                                                  --------------
SEMICONDUCTORS AND RELATED DEVICES: 7.5%
       55,102   Intel Corp.                                            1,774,284
      109,680   JDS Uniphase Corp.*                                      400,332
       13,400   Nvidia Corp*                                             311,550
      123,680   Taiwan Semiconductor Manufacturing Co., Ltd.*          1,266,483
                                                                  --------------
                                                                       3,752,649
                                                                  --------------
TELEPHONE COMMUNICATIONS, EX. RADIO: 1.3%
      149,918   Qwest Communications International*                      647,646
                                                                  --------------
                TOTAL COMMON STOCKS
                 (cost $50,229,876)                                   49,312,201
                                                                  --------------
                TOTAL INVESTMENTS IN SECURITIES
                 (cost $50,229,876): 99.1%                            49,312,201
                Other Assets less Liabilities: 0.9%                      465,673
                                                                  --------------
                NET ASSETS: 100.0%                                $   49,777,874
                                                                  ==============

* NON-INCOME PRODUCING SECURITY.

                See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2003

                                                                    ASIA            CHINA &          GLOBAL
                                                                    FOCUS          HONG KONG       INNOVATORS
                                                                    FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at cost                             $   25,606,286   $   76,708,618   $   50,229,876
                                                               ==============   ==============   ==============
Investments in securities, at value                            $   35,261,281   $  112,938,346   $   49,312,201
Cash                                                                  623,253        3,435,472          619,721
Cash denominated in foreign currency
 (cost of $66,081, 3,194, 0, respectively)                             66,195            3,195               --
Receivables:
 Fund shares sold                                                     252,030          355,717           15,221
 Dividends and interest                                                43,219          121,655           59,228
Prepaid expenses and other assets                                       7,921           10,629            3,230
                                                               --------------   --------------   --------------
Total assets                                                       36,253,899      116,865,014       50,009,601
                                                               --------------   --------------   --------------
LIABILITIES
Payables:
 Unrealized loss on forward foreign
   currency contracts                                                      10               --               --
 Fund shares redeemed                                                   4,329          103,539           99,133
 Due to advisor                                                        42,174           94,376           37,735
 Accrued administration expense                                         7,132           23,594            2,096
 Accrued expenses                                                      27,053           78,793           70,258
 Deferred trustees' compensation                                       12,249           24,079           22,505
                                                               --------------   --------------   --------------
Total liabilities                                                      92,947          324,381          231,727
                                                               --------------   --------------   --------------
NET ASSETS                                                     $   36,160,952   $  116,540,633   $   49,777,874
                                                               ==============   ==============   ==============
NUMBER OF SHARES ISSUED AND
 OUTSTANDING (unlimited shares
 authorized no par value)                                           3,802,988        6,932,277        4,078,129
                                                               ==============   ==============   ==============
NET ASSET VALUE PER SHARE                                      $         9.51   $        16.81   $        12.21
                                                               ==============   ==============   ==============
COMPONENTS OF NET ASSETS
Paid-in capital                                                $  115,148,068   $  129,801,232   $   97,378,409
Undistributed net investment
 income (loss)                                                             --          845,996               --
Accumulated net realized loss on
 investments and foreign currency                                 (88,642,331)     (50,336,323)     (46,682,860)
Net unrealized appreciation (depreciation) on:
 Investments                                                        9,654,995       36,229,727         (917,675)
 Foreign Currency                                                         220                1               --
                                                               --------------   --------------   --------------
Net Assets                                                     $   36,160,952   $  116,540,633   $   49,777,874
                                                               ==============   ==============   ==============

                 See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                    ASIA            CHINA &          GLOBAL
                                                                    FOCUS          HONG KONG       INNOVATORS
                                                                    FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME INCOME
Dividends*                                                     $      739,096   $    2,968,888   $      403,761
Interest                                                                1,480            4,630            1,766
Securities lending, net                                                    --               --            2,826
                                                               --------------   --------------   --------------
Total income                                                          740,576        2,973,518          408,353
                                                               --------------   --------------   --------------
EXPENSES
Advisory fees (Note 3)                                                254,292          775,839          427,473
Fund accounting fees                                                   39,625           49,444           37,893
Transfer agent fees                                                    70,075          154,366          217,716
Custody fees                                                           34,083           41,924           11,726
Administration fees (Note 3)                                           63,573          193,960           23,749
Audit fees                                                             17,968           18,001           17,987
Registration expense                                                    8,088           13,339            2,814
Reports to shareholders                                                12,093           31,815           42,812
Legal fees                                                             13,887           78,136           14,934
Trustees' fees                                                         17,442           26,491           18,584
Insurance expense                                                       6,643           18,807           11,268
Interest expense                                                        6,878            1,575            1,373
Miscellaneous                                                           5,739            5,635            6,754
                                                               --------------   --------------   --------------
Total expenses                                                        550,386        1,409,332          835,083
Less: Fees waived and expenses absorbed (Note 3)                      (54,522)              --          (92,429)
                                                               --------------   --------------   --------------
Net expenses                                                          495,864        1,409,332          742,654
                                                               --------------   --------------   --------------
Net Investment income (loss)                                          244,712        1,564,186         (334,301)
                                                               --------------   --------------   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
Net realized gain (loss) on:
  Investments                                                       2,508,291       (1,926,993)      (1,236,492)
  Foreign currency                                                   (232,309)          (7,754)              --
Net unrealized gain (loss) on:
  Investments                                                      10,250,784       42,612,213       16,126,769
  Foreign currency                                                     (4,228)               1               --
                                                               --------------   --------------   --------------
Net realized and unrealized gain on
  investments and foreign currency                                 12,522,538       40,677,467       14,890,277
                                                               --------------   --------------   --------------
Net increase in net assets resulting
  from operations                                              $   12,767,250   $   42,241,653   $   14,555,976
                                                               ==============   ==============   ==============

* NET OF FOREIGN TAX WITHHELD OF $96,246 FOR ASIA FOCUS FUND, $14,226 FOR CHINA & HONG KONG AND $25,212 FOR GLOBAL INNOVATORS FUND.

                 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          ASIA FOCUS FUND
                                                               -------------------------------------
                                                                   YEAR ENDED         YEAR ENDED
                                                               DECEMBER 31, 2003   DECEMBER 31, 2002
                                                               -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                                   $         244,712   $        (136,669)
Net realized gain (loss) on:
  Investments                                                          2,508,291             308,347
  Foreign currency                                                      (232,309)            (84,787)
Net unrealized gain (loss) on:
  Investments                                                         10,250,784            (858,004)
  Foreign currency                                                        (4,228)              4,809
                                                               -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                     12,767,250            (766,304)
                                                               -----------------   -----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                             44,459,406          31,231,743
Proceeds from shares transferred due to mergers                               --           4,542,412
Cost of shares redeemed                                              (37,677,486)        (35,780,542)
Redemption fee proceeds (Note 3)                                         137,499             109,350
                                                               -----------------   -----------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS                6,919,419             102,963
                                                               -----------------   -----------------
Total increase (decrease) in net assets                               19,686,669            (663,341)
NET ASSETS
Beginning of year                                                     16,474,283          17,137,624
                                                               -----------------   -----------------
End of year                                                    $      36,160,952   $      16,474,283
                                                               =================   =================
Accumulated net investment income (loss)                       $         244,712   $              --
CAPITAL SHARE ACTIVITY
Shares sold                                                            6,115,337           4,777,818
Shares issued on merger                                                       --             683,908
Shares redeemed                                                       (5,152,897)         (5,393,425)
                                                               -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                            962,440              68,301
                                                               =================   =================

                 See accompanying Notes to Financial Statements.

                                                             CHINA & HONG KONG FUND                GLOBAL INNOVATORS FUND
                                                      ------------------------------------  -------------------------------------
                                                          YEAR ENDED         YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                      DECEMBER 31, 2003  DECEMBER 31, 2002  DECEMBER 31, 2003   DECEMBER 31, 2002
                                                      -----------------  -----------------  -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)                          $       1,564,186  $         743,285  $        (334,301)  $        (419,892)
Net realized gain (loss) on:
  Investments                                                (1,926,993)        (5,563,254)        (1,236,492)        (17,208,733)
  Foreign currency                                               (7,754)            (6,420)                --                  16
Net unrealized gain (loss) on:
  Investments                                                42,612,213         (4,361,056)        16,126,769          (8,396,469)
  Foreign currency                                                    1                246                 --                  --
                                                      -----------------  -----------------  -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                            42,241,653         (9,187,199)        14,555,976         (26,025,078)
                                                      -----------------  -----------------  -----------------   -----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                                    36,949,642         16,485,531          1,724,346           3,780,041
Proceeds from shares transferred due to mergers               9,581,080                 --                 --          17,391,167
Cost of shares redeemed                                     (29,161,486)       (27,303,313)       (12,406,081)        (28,556,806)
Redemption fee proceeds (Note 3)                                 16,771            157,997                811               9,679
                                                      -----------------  -----------------  -----------------   -----------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS                                               17,386,007        (10,659,785)       (10,680,924)         (7,375,919)
                                                      -----------------  -----------------  -----------------   -----------------
Total increase (decrease) in net assets                      59,627,660        (19,846,984)         3,875,052         (33,400,997)
NET ASSETS
Beginning of year                                            56,912,973         76,759,957         45,902,822          79,303,819
                                                      -----------------  -----------------  -----------------   -----------------
End of year                                           $     116,540,633  $      56,912,973  $      49,777,874   $      45,902,822
                                                      =================  =================  =================   =================
Accumulated net investment income (loss)              $       2,307,448  $         723,381  $        (334,301)  $              --
CAPITAL SHARE ACTIVITY
Shares sold                                                   2,840,447          1,474,565            164,601             352,154
Shares issued on merger                                         968,053                 --                 --           1,352,991
Shares redeemed                                              (2,469,845)        (2,457,815)        (1,199,022)         (2,674,867)
                                                      -----------------  -----------------  -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                 1,338,655           (983,250)        (1,034,421)           (969,722)
                                                      =================  =================  =================   =================

FINANCIAL HIGHLIGHTS

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE YEAR

                                                                                        YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
ASIA FOCUS FUND                                                        2003         2002          2001        2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $     5.80   $     6.18   $     5.16   $     9.51   $     6.73
                                                                    --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.06        (0.05)        0.01        (0.00)        0.05
  Net realized and unrealized gain (loss) on investments                  3.61        (0.37)        1.01        (4.35)        2.81
                                                                    --------------------------------------------------------------
Total from investment operations                                          3.67        (0.42)        1.02        (4.35)        2.86
                                                                    --------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                                                --           --           --           --        (0.08)
                                                                    --------------------------------------------------------------
Total distributions                                                         --           --           --           --        (0.08)
                                                                    --------------------------------------------------------------
Redemption Fee Proceeds                                                   0.04         0.04           --           --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $     9.51   $     5.80   $     6.18   $     5.16   $     9.51
                                                                    ==============================================================
Total return                                                             63.97%       (6.15)%      19.77%      (45.74)%      42.43%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (millions)                                  $     36.2   $     16.5   $     17.1   $     14.2   $     37.7
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                                                      2.16%        2.62%        3.08%        2.67%        2.39%
  After fees waived                                                       1.95%        1.98%        1.98%        1.98%        1.98%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived                                                      0.75%       (1.26)%      (0.89)%      (0.71)%       0.07%
  After fees waived                                                       0.96%       (0.62)%       0.21%       (0.02)%       0.48%
Portfolio turnover rate                                                 114.90%      188.96%       43.91%       61.77%       67.24%
==================================================================================================================================

                 See accompanying Notes to Financial Statements.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
CHINA & HONG KONG FUND                                                 2003         2002          2001        2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $    10.17   $    11.67   $    15.75   $    17.65   $    10.77
                                                                    --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                   0.20         0.13         0.09         0.05         0.23
  Net realized and unrealized gain (loss) on investments                  6.44        (1.66)       (3.79)       (1.28)        6.91
                                                                    --------------------------------------------------------------
Total from investment operations                                          6.64        (1.53)       (3.70)       (1.23)        7.14
                                                                    --------------------------------------------------------------
LESS DISTRIBUTIONS:
  From net investment income                                                --           --        (0.38)       (0.67)       (0.26)
  From net realized gains                                                   --           --           --           --           --
                                                                    --------------------------------------------------------------
Total distributions                                                         --           --        (0.38)       (0.67)       (0.26)
                                                                    --------------------------------------------------------------
Redemption Fee Proceeds                                                     --+        0.03           --           --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    16.81   $    10.17   $    11.67   $    15.75   $    17.65
                                                                    ==============================================================
Total return                                                             65.29%      (12.85)%     (23.45)%      (6.97)%      66.27%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (millions)                                  $    116.5   $     56.9   $     76.8   $    118.5   $    163.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                   1.81%        2.02%        1.85%        1.76%        1.86%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                      2.01%        1.08%        0.56%        0.13%        1.45%
Portfolio turnover rate                                                  28.57%       60.95%       31.54%       38.83%       29.49%
==================================================================================================================================

+AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.

                 See accompanying Notes to Financial Statements.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------------------
GLOBAL INNOVATORS FUND                                                 2003         2002          2001        2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                  $     8.98   $    13.04   $    18.38   $    23.52   $    13.95
                                                                    --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss                                                    (0.08)       (0.08)       (0.14)       (0.19)       (0.12)
  Net realized and unrealized gain (loss) on investments                  3.31        (3.98)       (5.20)       (3.45)        9.69
                                                                    --------------------------------------------------------------
Total from investment operations                                          3.23        (4.06)       (5.34)       (3.64)        9.57
                                                                    --------------------------------------------------------------
LESS DISTRIBUTIONS:
 From net investment income                                                 --           --           --           --         0.00+
 From net realized gains                                                    --           --           --        (1.50)          --
                                                                    --------------------------------------------------------------
Total distributions                                                         --           --           --        (1.50)        0.00+
                                                                    --------------------------------------------------------------
Redemption Fee Proceeds                                                     --+          --+          --           --           --
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    12.21   $     8.98   $    13.04   $    18.38   $    23.52
                                                                    ==============================================================
Total return                                                             35.97%      (31.13)%     (29.05)%     (16.78)%      68.68%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (millions)                                  $     49.8   $     45.9   $     79.3   $    153.0   $    164.0

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                                                      1.76%        2.03%        1.46%        1.23%        1.38%
  After fees waived                                                       1.56%        1.35%        1.35%        1.24%        1.35%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived                                                     (0.90%)      (1.34%)      (0.89%)      (0.79)%      (0.92)%
  After fees waived                                                      (0.70%)      (0.66%)      (0.78%)      (0.80)%      (0.89)%
  Portfolio turnover rate                                                 0.00%       54.15%       50.03%       27.41%       39.82%
==================================================================================================================================

+AMOUNT REPRESENT LESS THAN $0.01 PER SHARE.

                 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1

ORGANIZATION

Guinness Atkinson Funds (the "Trust"), formerly the Investec Funds was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers three separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), formerly Investec Asia Focus Fund, Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Investec China & Hong Kong Fund, and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), formerly Investec Wired(R) Index Fund (collectively, the "Funds"). The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, and the Global Innovators Fund began operations on December 15, 1998.

NOTE 2

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

    Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

    Foreign interest income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in interest income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

G. SECURITIES LENDING. Each Fund may temporarily loan securities up to 331/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by cash collateral at least equal, at all times, to the fair value of the securities loaned. The risk associated with securities lending is that the borrower may not provide additional collateral when required or return the security when due. At December 31, 2003, there were no securities out on loan for the Funds.

H. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2003, each Fund recorded the following reclassifications to the accounts listed below:

                                                    INCREASE (DECREASE)
                                    ----------------------------------------------------
                                                       ACCUMULATED NET    ACCUMULATED NET
                                    PAID-IN-CAPITAL    INVESTMENT LOSS     REALIZED LOSS
-----------------------------------------------------------------------------------------
Asia Focus Fund                       (1,761,756)          (244,712)         2,006,468
-----------------------------------------------------------------------------------------
China & Hong Kong Fund                 3,332,384         (1,461,475)        (1,870,909)
-----------------------------------------------------------------------------------------
Global Innovators Fund                (7,041,195)           334,301          6,708,894
=========================================================================================

NOTE 3

COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC (the "Advisor") on April 26, 2003, which provided the Funds with investment management services under an investment advisory agreement. Prior to April 26, 2003, Investec Asset Management U.S. Limited ("Investec") served as the Trust's investment advisor. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Asia Focus Fund                 1.00%
--------------------------------------------------------------------------
China & Hong Kong Fund          1.00%
--------------------------------------------------------------------------
Global Innovators Fund          0.90% on the first $100 million
                                0.75% on the next $100 to $500 million and
                                0.60% on assets over $500 million
==========================================================================

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses, through April 25, 2004, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Asia Focus Fund                 1.98%
------------------------------------
China & Hong Kong Fund          1.98%
------------------------------------
Global Innovators Fund          1.88%
====================================

Prior to April 26, 2003, the operating expense limit for the Global Innovators Fund was 1.35% and there was no operating expense limit for the China & Hong Kong Fund.

For the period January 1, 2003 to April 25, 2003, Investec waived fees and absorbed expenses as follows:

Asia Focus Fund                 $ 54,522
----------------------------------------
Global Innovators Fund          $ 92,429
========================================

Expenses reimbursed by the Advisor will be limited to five years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Under certain circumstances, a redemption fee of 1-2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 days prior to redemption.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum of $20,000 (excluding the China & Hong Kong Fund):

FUND                            ASSET BASED FEE
----------------------------------------------------------------------------
China & Hong Kong Fund          0.25% of average daily net assets subject to
                                $40,000 annual minimum.
----------------------------------------------------------------------------
Asia Focus Fund                 0.25% of average daily net assets
----------------------------------------------------------------------------
Global Innovators Fund          0.05% of average daily net assets.
============================================================================

For the year ended December 31, 2003, the following Administration fees were incurred:

Asia Focus Fund                  $  63,573
------------------------------------------
China & Hong Kong Fund           $ 193,960
------------------------------------------
Global Innovators Fund           $  23,749
==========================================

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the year ended December 31, 2003, the change in the value of the phantom share account included unrealized appreciation were as follows:

Asia Focus Fund                  $  5,382
-----------------------------------------
China & Hong Kong Fund           $  1,252
-----------------------------------------
Global Innovators Fund           $ 10,350
=========================================

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

NOTE 4

INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities during the year ended December 31, 2003, excluding short-term investments, to indicate the volume of transactions in each Fund.

FUND                         PURCHASES          SALES
--------------------------------------------------------
Asia Focus Fund            $ 35,135,694     $ 28,825,973
--------------------------------------------------------
China & Hong Kong Fund       38,372,932       21,992,380
--------------------------------------------------------
Global Innovators Fund               --       11,655,464
--------------------------------------------------------

NOTE 5

FORWARD FOREIGN CURRENCY CONTRACTS

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2003 were as follows:

                           CURRENCY
                          RECEIVABLE     DELIVERY      CURRENT   UNREALIZED
  FUNDS                  (DELIVERABLE)     DATE         VALUE       LOSS
---------------------------------------------------------------------------
Asia Focus Fund            Thai Baht     01/06/04     $ 20,636     $ (10)
                            817,174
===========================================================================

NOTE 6

TAX MATTERS

As of December 31, 2003, the components of distributable earnings/ (deficit) on a tax basis were as follows:

                                                                                         CHINA &            GLOBAL
                                                                      ASIA FOCUS        HONG KONG         INNOVATORS
                                                                         FUND              FUND              FUND
----------------------------------------------------------------------------------------------------------------------
Cost of investment for tax purposes                                 $   25,614,353    $   77,281,390    $   54,857,259
----------------------------------------------------------------------------------------------------------------------
Gross tax unrealized appreciation                                       10,001,113        40,687,701         6,890,381
----------------------------------------------------------------------------------------------------------------------
Gross tax unrealized (depreciation)                                       (354,185)       (5,030,745)      (12,435,439)
----------------------------------------------------------------------------------------------------------------------
Net tax unrealized appreciation (depreciation) on investment             9,646,928        35,656,956        (5,545,058)
----------------------------------------------------------------------------------------------------------------------
Net tax appreciation on derivatives and
foreign-currency denominated assets and liabilities                            220                 1                --
----------------------------------------------------------------------------------------------------------------------
Net tax unrealized appreciation (depreciation)                           9,647,148        35,656,957        (5,545,058)
----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTABLE NET INVESTMENT INCOME                                           --           845,996                --
----------------------------------------------------------------------------------------------------------------------
Capital loss carryforwards                                             (88,632,742)      (49,763,530)      (42,055,477)
----------------------------------------------------------------------------------------------------------------------
Post October capital losses                                                     --               (23)               --
----------------------------------------------------------------------------------------------------------------------
Post October currency losses                                                (1,522)               --                --
----------------------------------------------------------------------------------------------------------------------
Total distributable earnings                                           (78,987,116)       (9,928,215)      (47,600,535)
======================================================================================================================

The difference between the acquisition cost and the Federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States of America and income tax regulations.

As of December 31, 2003, the following funds have capital loss carryforwards available to offset future realized capital gains:

CAPITAL LOSSES EXPIRING IN:

                                                     CHINA &         GLOBAL
                                  ASIA FOCUS        HONG KONG      INNOVATORS
                                     FUND             FUND           FUND
------------------------------------------------------------------------------
                   2005        $  (14,746,462)   $          --    $         --
------------------------------------------------------------------------------
                   2006           (62,854,581)     (35,994,195)             --
------------------------------------------------------------------------------
                   2007            (7,599,516)              --              --
------------------------------------------------------------------------------
                   2008                    --               --              --
------------------------------------------------------------------------------
                   2009            (2,794,130)              --     (17,621,884)
------------------------------------------------------------------------------
                   2010              (638,053)      (3,556,242)    (19,915,748)
------------------------------------------------------------------------------
                   2011                    --      (10,213,093)     (4,517,845)
------------------------------------------------------------------------------
                  Total           (88,632,742)     (49,763,530)    (42,055,477)
==============================================================================

For the China & Hong Kong Fund ($3,332,384) of the $(49,763,530) capital loss carryforward expiring in 2011 was acquired in the reorganization with the Mainland China Fund.

NOTE 7

FUND REORGANIZATION

On April 25, 2003, China & Hong Kong Fund (the "Acquiring Fund") acquired the assets and assumed the liabilities of Mainland China Fund (the "Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of Changes in Net Assets. Net assets and unrealized depreciation as of the reorganization date were as follow:

                                            TOTAL NET ASSETS OF
TOTAL NET ASSETS OF  TOTAL NET ASSETS OF    ACQUIRING FUND AFTER       ACQUIRED FUND
   ACQUIRED FUND      ACQUIRING FUND            ACQUISITION       UNREALIZED DEPRECIATION
-----------------------------------------------------------------------------------------
   $ 9,296,766         $ 53,077,636            $ 62,374,402             $ 287,235
=========================================================================================

The Investec internet.com(TM) Index Fund (the "internet.com(TM) Index Fund") and Investec Wireless World Fund(TM) (the "Wireless World Fund(TM)") were merged into the Wired(R) Index Fund (now, Global Innovators Fund) on January 28, 2002. The Investec Asia New Economy Fund (the "Asia New Economy Fund") was merged into the Asia Focus Fund on January 28, 2002. These mergers were approved at the December 27, 2001 special shareholders meeting and accomplished as tax-free exchanges as follows:

Wired(R) Index Fund issued 1,352,991 shares (valued at $17,391,167) for 1,147,855 shares of internet.com(TM) Fund and 2,624,847 shares of Wireless World Fund(TM) outstanding on January 25, 2002. The net assets of internet.com(TM) Fund and Wireless World Fund(TM) ($4,957,505 anD $12,435,892, respectively), including $5,712 and $130,993 of unrealized gain on investments and foreign currency, respectively, were combined with those of Wired(R) Index Fund. The aggregate net assets of internet.com(TM) Fund, Wireless World Fund(TM), and Wired(R) Index Fund before the merger were $4,957,505, $12,435,892, and 76,757,778, respectively.

Asia Focus Fund issued 683,908 shares (valued at $4,542,412) for 644,289 shares of Asia New Economy Fund outstanding on January 25, 2002. Asia New Economy Fund's net assets at that date ($4,505,047), including $597,673 of unrealized gain on investments and foreign currency, were combined with those of Asia Focus Fund. The aggregate net assets of Asia Focus Fund and Asia New Economy immediately before the merger were $19,213,222 and $4,505,047, respectively.

The statement of operations, statement of changes in net assets, and the financial highlights for 2002 did not include any pre-merger activity of internet.com(TM) Fund, Wireless World Fund(TM), or Asia New Economy Fund.

The historical cost basis of investment securities to Wired(R) Index Fund and Asia Focus Fund are carried forward.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS

To the Shareholders of and Board of Trustees
Guinness Atkinson Funds
Glendora, California

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of the Asia Focus Fund, China & Hong Kong Fund and Global Innovators Fund each a series of shares of the Guinness Atkinson Fund (the "Trust"), as of December 31, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended December 31, 2002 were audited by other auditors whose report dated February 21, 2003 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

We conducted our audits with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2003, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Tait, Weller & Baker

Philadelphia, Pennsylvania
February 13, 2004

CHANGES TO INDEPENDENT ACCOUNTANTS

On November 3, 2003, Ernst & Young, LLP ("E&Y") resigned as the Trust's independent accountants. For the years ended, December 31, 2002 and 2001, E&Y expressed an unqualified opinion on the Trust's financial statements. There were no disagreements between Fund management and E&Y prior to their resignation. On November 3, 2003, the Board of Trustees of the Trust and its Audit Committee approved the appointment of Tait, Weller & Baker LLP as the Trust's independent accountant. The Trust has received a letter from E&Y addressed to the Securities and Exchange Commission stating that E&Y agrees with the above statements.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                    NUMBER OF
                                                                    PORTFOLIOS
                                                PRINCIPAL            IN FUND
                     POSITION(S)               OCCUPATION(S)         COMPLEX            OTHER
  NAME, ADDRESS,     HELD WITH     DATE         DURING THE           OVERSEEN       DIRECTORSHIPS
     AND AGE           TRUSTS    ELECTED+      PAST 5 YEARS         BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------
Timothy W.N.         Trustee     August    Chairman & CIO of       3 Guinness    Investec Global
Guinness                         1998      Guinness Atkinson       Atkinson      Strategy Fund
2020 E. Financial                          Asset Management,       Funds         Limited (1984).
Way, Ste. 100                              LLC. Chief Executive                  Investec
Glendora, CA                               Officer and Joint                     International
91741                                      Chairman of                           Accumulation Fund
(57)                                       Investec, August                      Limited (1984),
                                           1998 - April 2003.                    Investec Select
                                           Was the Chief                         Funds Plc (1998),
                                           Executive Officer of                  Investec High Income
                                           Guinness Flight                       Trust Plc (2001), SR
                                           Hambro Asset                          Europe Investment
                                           Management Limited,                   Trust Plc (2001),
                                           London, England.                      Atlantis Japan
                                                                                 Growth Fund Ltd
                                                                                 (2002), Brompton
                                                                                 Bicycle Ltd (2000),
                                                                                 Guinness Asset
                                                                                 Management Ltd
                                                                                 (2003).

James I. Fordwood*   Trustee     April     President of            3 Guinness    JL Energy, Inc.,
2020 E. Financial                1994      Balmacara Production    Atkinson      Thistle, Inc.,
Way, Ste. 100                              Inc., as investment     Funds         Intoil, Inc., Fior
Glendora, CA                               holding and                           D'Italia.
91741                                      management services
(57)                                       company that he
                                           founded in 1987.

Dr. Gunter Dufey*    Trustee     April     A member of the         3 Guinness    Non-Executive
2020 E. Financial                1994      faculty of the          Atkinson      Director, various
Way, Ste. 100                              School of Business      Funds         GMAC finance
Glendora, CA                               Administration at                     subsidiaries in the
91741                                      the University of                     United States and
(64)                                       Michigan since 1969.                  Canada, since 1992.

Dr. Bret A.          Trustee     April     President of Pacific    3 Guinness    Director, Strawberry
Herscher* 2020 E.                1994      Consultants, a          Atkinson      Tree Inc. Since
Financial Way, Ste.                        technical and           Funds         1989.
100 Glendora, CA                           technology
91741 (44)                                 management
                                           consulting company
                                           serving the
                                           Electronic industry
                                           and venture capital
                                           community which he
                                           co-founded in 1988.

----------
*    Not an "interested person", as that is defined by the 1940 Act.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

                                                                    NUMBER OF
                                                                    PORTFOLIOS
                                                PRINCIPAL            IN FUND
                     POSITION(S)               OCCUPATION(S)         COMPLEX            OTHER
  NAME, ADDRESS,     HELD WITH     DATE         DURING THE           OVERSEEN       DIRECTORSHIPS
     AND AGE           TRUSTS    ELECTED+      PAST 5 YEARS         BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------
J. Brooks Reece, Jr.* Trustee    April     Vice-President of       3 Guinness    President & Director
2020 E. Financial                1994      Adcole Corp. a          Atkinson      of Adcole Far East
Way, Ste.100                               manufacturer of         Funds         Ltd. Since 1986.
Glendora, CA                               precision measuring
91741                                      machines and sun
(57)                                       angle sensors for
                                           space satellites,
                                           since 1993.

Jim Atkinson         President   April     Principal of ORBIS
2020 E. Financial                2003      Marketing, a mutual
Way, Ste. 100                              fund marketing and
Glendora, CA                               advertising firm,
91741                                      since November
(46)                                       2001. President of
                                           MAXfunds.com from
                                           September 2000 to
                                           March 2001. Managing
                                           Director of Guinness
                                           Flight Global Asset
                                           Management US
                                           (1993-2000)

Eric M. Banhazl      Treasure    April     Senior Vice
2020 E. Financial    and         1994      President, U.S.
Way, Suite 100       Secretary             Bancorp Fund
Glendora, CA                               Services, LLC. since
91741                                      2001. Executive Vice
(47)                                       President of the
                                           Wadsworth Group from
                                           1990 to 2001.

----------
*    Not an "interested person", as that is defined by the 1940 Act.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

PRIVACY NOTICE

Guinness Atkinson Funds and Guinness Atkinson Asset Management, LLC may collect non-public information about you from the following sources:

-    Information we receive about you on applications or other forms;
-    Information you give us orally; and
-    Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

GUINNESS ATKINSON FUNDS INFORMATION

BOARD OF TRUSTEES

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher


CONTACT GUINNESS ATKINSON FUNDS

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

GUINNESS ATKINSON FUNDS

FUND                            CUSIP          TICKER        FUND#
--------------------------------------------------------------------
Asia Focus Fund             402031 10 8      IASMX              1096

China & Hong Kong Fund      402031 20 7      ICHKX              1094

Global Innovators Fund      402031 30 6      IWIRX              1095

                                                                 www.gafunds.com

                                                                     123S0204--P

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. James I. Fordwood is audit committee financial expert and is considered to be independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, and tax fees by the principal accountant.

                                                                              # OF HOURS SPENT IN
                                 FYE  12/31/2003         FYE  12/31/2002      FYE 2003
       -------------------------------------------------------------------------------------------
       Audit Fees                   $ 43,500                $ 91,929          Not applicable
       Audit-Related Fees              None                    None           Not applicable
       Tax Fees                     $  7,500                $ 20,970          Not applicable
       All Other Fees                  None                    None           Not applicable

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for fiscal periods ending December 31, 2003.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)  (1) ANY CODE OF ETHICS OR AMENDMENT THERETO.  Filed herewith.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)  Guinness Atkinson Funds
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     By (Signature and Title)  /s/ James J. Atkinson, Jr.
                             ------------------------------------------
                                    James J. Atkinson, Jr., President

     Date    March 8, 2004
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     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*  /s/ James J. Atkinson, Jr.
                              --------------------------------------------
                                    James J. Atkinson, Jr., President

     Date   March 8, 2004
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     By (Signature and Title)  /s/ Eric M. Banhazl
                             ---------------------------------------------
                                   Eric M. Banhazl, Treasurer

     Date   March 5, 2004
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